SUPPLEMENT TO FIDELITY'S INTERNATIONAL BOND FUNDS
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FUNDS OF FIDELITY INVESTMENT TRUST
FEBRUARY 28, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE FOURTH PARAGRAPH ON PAGE 34 IN THE "MANAGEMENT CONTRACTS" SECTION.
For investment advice and research services, no fees were paid to sub-advisers by FMR on behalf of the funds for the past three years.
THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION FOUND UNDER THE FIFTH PARAGRAPH ON PAGE 34 IN THE "MANAGEMENT CONTRACTS" SECTION. For discretionary investment management and execution of portfolio transactions, fees paid to FIIA and FIIAL U.K. on behalf of Fidelity Global Bond Fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended    FIIA       FIIAL U.K.
December

1996                 $478,336   $185,613

1995                 $0         $0

1994                 $0         $0